                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  FORM 8-K/A-1
                                 Amendment No. 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 9, 1999


                          BIO-MEDICAL AUTOMATION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-16335

               Colorado                                   84-0922701
     -------------------------------                ----------------------
     (State or other jurisdiction of                     (IRS Employer
     incorporation or organization)                 Identification Number)


     7450 East Jewell Ave, Suite A, Denver, Colorado             80231
     -----------------------------------------------           ----------
     (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 368-0401

                        OZO Diversified Automation, Inc.
                  --------------------------------------------
                  former name or former address, if applicable

Item 2.  Acquisition or Disposition of Assets.

     On March 9, 1999, the Company completed the sale of substantially all of its assets to JOT Automation, Inc. ("JOT") as described in the Company's proxy statement for its shareholders meeting which was sent to all shareholders of record on December 31, 1998. (See Item 5, below.) JOT is a wholly-owned Texas-based subsidiary of JOT Automation Group Oyj ("JOT Parent"), a Finnish corporation which has its common stock registered on the Helsinki Stock Exchange. The Company has entered into an Asset Purchase Agreement (the "Agreement"), dated November 4, 1998 (and amended December 15,
1998), with JOT. JOT is engaged in the business of production automation and robotics for use within the electronics industry. The Company sold to JOT all of its assets relating to its routing and depaneling business in exchange for $920,000 and the assumption of the operating liabilities related to the Company's business assets (the "Transaction").

     JOT acquired all of the current assets of the Company, current operating liabilities, and the fixed assets used in the production of depaneling equipment. As of September 30, 1998, current assets totaled $509,984, current operating liabilities totaled $219,152, and fixed assets (net of accumulated depreciation) totaled $145,314. JOT is also acquiring the rights to the OZO name and trademark, copyrighted software, and the Company's customer lists. Virtually all of the Company's employees will become JOT employees, and the current production facility in Denver will continue to operate in much the same manner as it has before the Transaction.

     The Company (which has changed its name to Bio-Medical Automation, Inc. as a result of the Transaction) will retain certain assets which include the net cash proceeds of the Transaction (approximately $600,000, calculated after deducting from the purchase price an amount paid to JOT to reimburse it for certain expenditures made by OZO for excluded assets, and after repaying certain liabilities of the Company (including the finder's fee discussed below) which JOT did not assume). The Company will also retain a new technology currently under development. None of the Company's current products will be retained. Because the new technology represents a significant departure from the current product line, it is unlikely any of the Company's current customers would continue as customers after the new technology is commercially available.

     JOT licensed certain technologies back to the Company to allow the Company to continue to use copyrighted motion control and automation software in certain fields of use. These fields of use include, among other things, the manipulation of biological systems in order to accomplish a wide range of research, medical and commercial objectives. This is a fully paid, non-revocable, transferable, royalty-free license in perpetuity offered by JOT to the Company.

     The Agreement provides for a 90-day transition period (the "Transition Period") during which the Company's former employees hired by JOT may provide certain transitional services to the Company for a specified hourly rate. During the transitional period, the Company will sublease office space from JOT for $200 per month. After the Transitional Period, the Company will be required to relocate its offices.

     The Company had entered into an investment banking agreement in June 1998 with Catalyst Financial Corp. of Miami, Florida ("Catalyst"). The primary goal of this investment banking relationship was to obtain financial consulting services related to merger and acquisition activities and among other things, to assist the Company in developing a financial summary of the company and its business; identifying, developing, and providing introductions to suitable acquisition candidates; assisting in the negotiations of terms and the structure of any transactions that came under review; and working closely with the Company and its other advisors to orchestrate a closing. It was the Company's intention to use Catalyst as its primary advisor in its efforts to facilitate its restructuring. The contract did not require that any monthly fee be paid to Catalyst. As a result of the contract, the Company will pay Catalyst approximately $40,000. As a result of the completion of the Transaction, the agreement has expired.

     At the time the Company entered into the agreement with Catalyst, Scott Salpeter, a director of the Company, was an employee and officer of Catalyst. Steve Bronson who owned more than 10% of the Company's outstanding stock, was also affiliated with Catalyst. Subsequently Mr. Salpeter and Mr. Bronson separated, and Mr. Salpeter formed a new corporation known as Capitalink. Capitalink assumed the contract effective October 1, 1998. Mr. Salpeter abstained from the Board's vote with respect to the Capitalink agreement and the fee.

     In connection with the closing of the Transaction, David J. Wolenski, President, Chief Executive Officer and a director of the Company, and David
W. Orthman, Director of Research and Development, Secretary-Treasurer and a director of the Company entered into three-year employment agreements with JOT. As noted below, Mr. Orthman resigned his positions as an executive officer of the Company. Mr. Orthman will serve as Director of Research and Development of a designated subsidiary of JOT. In addition to his serving as President and director of the Company, Mr. Wolenski is serving as President of a designated subsidiary of JOT.

Item 5.  Other Events.

CHANGES IN THE BOARD OF DIRECTORS AND OFFICERS

     Because of changes in personal circumstances, Scott E. Salpeter and Brantley J. Halstead resigned from the Board of Directors of the Company effective March 5, 1999. Mr. Halstead has agreed to continue to assist the Company as its Chief Financial Officer until the Company finds a suitable replacement.

     In accordance with his obligations to JOT as described in the proxy statement, David Orthman has resigned as an officer of the Company, but will continue as a member of the Board of Directors and will continue to work as a consultant to the Company to assist the Company in completing the research and development necessary to complete the prototype micro-robotic device as described in the proxy statement.

     David J. Wolenski will continue to serve as president of the Company and as a member of the Company's Board of Directors.

FORWARD-LOOKING INFORMATION QUALIFICATION

     The future conduct of the Company's business is dependent upon a number of factors and there is no assurance that the Company will be able to conduct its operations as contemplated in this report. Certain statements contained in this report using the terms "may", "expects to", and other terms denoting future possibilities, are forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks which are beyond the Company's ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates contained in this report. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. The research and development of technology products is an enterprise attendant with high risk. There can be no assurance that the Company will succeed in successfully developing a product in the bio-medical or bio-technical fields, and it is important that each person reviewing this report understands the significant risks which accompany the establishment of the completion of the Transaction and the conduct of the Company's future operations.

SHAREHOLDERS' MEETING

     On March 1, 1999, the shareholders of the Company approved amendments to the articles of incorporation of the Company which:

     approved the sale of substantially all of the Company's assets to JOT Automation, Inc., and (as a consequence of the sale) approved the change of the name of the Company. Holders of fewer than 200 shares of the Company's common stock exercised their statutory right to dissent from the Transaction.

     approved a proposal to adopt a new Article IX to the Company's Restated Articles of Incorporation, as amended, to provide for the limitation of certain liabilities of the Company's directors to the Company and its shareholders as permitted under Section 7-108-402(1) of the Colorado Business Corporation Act.

     The meeting was adjourned until April 22, 1999, at which time the shareholders considered and approved an amendment to Article VI of the Company's Restated Articles of Incorporation which reduced the vote required by shareholders to approve asset dispositions, mergers, consolidations or exchanges, and any other matter which would require an amendment to the Company's Restated Articles of Incorporation, as amended, from two-thirds to a majority.

Item 7.  Financial Statements and Exhibits

(A) and (B) Financial Statements

     Pro forma financial information - included herewith

(C)  Exhibits

     1. Articles of Amendment to the Company's Articles of Incorporation filed on March 18, 1999 (incorporated by reference from original filing)

     2. Articles of Amendment to the Company's Articles of Incorporation filed on April 30, 1999 - included herewith

                          BIO-MEDICAL AUTOMATION, INC.
                   (FORMERLY OZO DIVERSIFIED AUTOMATION, INC.)
                         PRO FORMA FINANCIAL INFORMATION


The accompanying pro forma balance sheet presents the historical financial information of Bio-Medical Automation, Inc. (formerly OZO Diversified Automation, Inc.) (BMA) as of December 31, 1998, as adjusted for the sale of substantially all the assets of BMA to JOT Automation, Inc. (JOT) on March 9, 1999.

The accompanying pro forma statement of operations for the year ended December 31, 1998 reflects the historical financial information of BMA as if the sale to JOT had occurred at the beginning of the year, and reflects only the continuing operations of BMA for the year ended December 31, 1998.

The pro forma financial statements have been prepared by BMA management based upon the historical financial statements of BMA. These pro forma statements may not be indicative of the results that actually would have occurred if the sale had been in effect on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of BMA for the year ended December 31, 1998 included in BMA's Form 10-KSB filed for the year ended December 31, 1998.

                          BIO-MEDICAL AUTOMATION, INC.
                   (FORMERLY OZO DIVERSIFIED AUTOMATION, INC.)
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)

                                                      BMA          PRO FORMA           PRO FORMA
                                                 (HISTORICAL)     ADJUSTMENTS          COMBINED
               ASSETS
CURRENT ASSETS
  Cash                                           $      8,150     $ 869,850  (a)       $  654,734
                                                                   (223,266) (b)
  Accounts receivable                                       -         8,150  (a)            8,150
  Net assets of discontinued operations               116,901      (116,901)                    -
                                                 ------------     ---------            ----------
    Total Current Assets                              125,051       537,833               662,884

PATENT COSTS                                           12,534             -                12,534
                                                 ------------     ---------            ----------
                                                 $    137,585     $ 537,833            $  675,418
                                                 ------------     ---------            ----------
                                                 ------------     ---------            ----------

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)
EQUITY
  CURRENT LIABILITIES
    Notes payable - related                      $     89,830     $ (89,830) (b)       $        -
    Accrued interest payable                            3,436        (3,436) (b)                -
    Deposit                                             8,150        (8,150) (a)                -
    Current portion of long-term debt                 130,000      (130,000) (b)                -
                                                 ------------     ---------            ----------
      Total  Current Liabilities                      231,416      (231,416)                    -
                                                 ------------     ---------            ----------

STOCKHOLDERS' (DEFICIENCY) EQUITY
  Preferred stock                                           -             -                     -
  Common stock                                         64,316             -                64,316
  Capital in excess of par value                    1,312,110             -             1,312,110
  Accumulated deficit                              (1,470,257)      769,249              (701,008)
                                                 ------------     ---------            ----------
                                                      (93,831)      769,249               675,418
                                                 ------------     ---------            ----------
                                                 $    137,585     $ 537,833            $  675,418
                                                 ------------     ---------            ----------
                                                 ------------     ---------            ----------


               See notes to the pro forma financial statements.

                          BIO-MEDICAL AUTOMATION, INC.
                   (FORMERLY OZO DIVERSIFIED AUTOMATION, INC.)
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                    BMA            PRO FORMA           PRO FORMA
                                                 HISTORICAL       ADJUSTMENTS           COMBINED
REVENUE                                          $        -                            $        -
                                                 ----------                            ----------
OPERATING EXPENSES
  General and administrative                         60,697                                60,697
  Research and development                           20,596                                20,596
  Interest                                            8,130                                 8,130
                                                 ----------                            ----------
                                                      9,423                                89,423
                                                 ----------                            ----------
(LOSS) FROM CONTINUING OPERATIONS                $  (89,423)                           $  (89,423)
                                                 ----------                            ----------
                                                 ----------                            ----------
NET (LOSS) PER COMMON SHARE -
  BASIC AND DILUTED                                                                    $     (.18)
                                                                                       ----------
                                                                                       ----------
WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING - BASIC AND DILUTED                                                  490,976
                                                                                       ----------
                                                                                       ----------


               See notes to the pro forma financial statements.

                                   BIO-MEDICAL
                                 AUTOMATION, INC.
                   (FORMERLY OZO DIVERSIFIED AUTOMATION, INC.)
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma financial statements are presented to reflect the sale of substantially all the assets of BMA to JOT on March 9, 1999.

     The accompanying pro forma balance sheet as of December 31, 1998 has been prepared to give effect to the sale of the assets to JOT as if the sale had occurred on December 31, 1998. The accompanying pro forma statement of operations is presented to reflect the continuing operations of BMA on an historical basis as if the sale of the assets to JOT had occurred at the beginning of the year ended December 31, 1998, and does not reflect the operations attributable to the assets sold to JOT.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma financial statements reflect the following pro forma adjustments:

     a) Cash proceeds from sale of assets of BMA to JOT, net of additional costs of sale of $42,000.

     b) Payment of indebtedness of continuing operations from proceeds received from the sale to JOT.

NOTE 3 - (LOSS) PER SHARE

     Pro forma (loss) per common share for the year ended December 31, 1998 is computed based on the weighted average number of common shares outstanding during the year.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIO-MEDICAL AUTOMATION, INC.


May 20, 1999                           By: /s/ David J. Wolenski
                                          ----------------------------
                                          David J. Wolenski, President